ACQUISITIONS	6 Months Ended
Jun. 30, 2022
Disclosure of non-current assets held for sale and discontinued operations [Abstract]
ACQUISITIONS	ACQUISITIONS
On February 28, 2022, ArcelorMittal acquired John Lawrie Metals Limited ("JLM"), a UK based leading consolidator of ferrous scrap metal, for total consideration of £35 million (43 net of cash acquired of 5) as part of its strategy of increasing the use of scrap steel to lower CO2 emissions from steelmaking in both the electric arch furnace ("EAF") and blast furnace routes. The Company completed its measurement of the acquisition-date fair value of the identifiable asset and liabilities of JLM. Revenue and net income since acquisition date were 25 and 1, respectively. JLM is part of the Europe reportable segment.
On May 2, 2022, ArcelorMittal completed the acquisition of Architectural Steel Limited ("ASL"), a UK based manufacturer of bespoke metal fabrications and flashings for building envelopes to strengthen ArcelorMittal Downstream Solutions' construction business within the Europe segment. Total consideration was £36 million (39 net of cash acquired of 6). The Company completed its measurement of the acquisition-date fair value of the identifiable asset and liabilities of ASL. Revenue and net income since acquisition date were 4 and 1, respectively.
On May 9, 2022, in order to strengthen the Company's plate operations in the Europe reportable segment in selected downstream and distribution activities, ArcelorMittal increased its interest in the former associate Centro Servizi Metalli S.p.A. ("CSM"), a stainless plate processing business with operations mainly in Italy and Poland, from 49.29% to 91.68% through the acquisition of a 42.39% controlling stake for €13.5 million (7 net of cash acquired of 7). The Company completed its measurement of the acquisition-date fair value of the identifiable asset and liabilities of CSM and recognized a 3 bargain purchase gain in cost of sales. Revenue and net income since acquisition date were 28.6 and 6.3, respectively.
On June 30, 2022, ArcelorMittal completed the acquisition of an 80% interest in voestalpine’s world-class Hot Briquetted Iron ("HBI") plant located in Corpus Christi, Texas and subsequently renamed ArcelorMittal Texas HBI LLC ("ArcelorMittal Texas HBI") for total consideration of 818 (806 net of cash acquired of 12) subject to certain post-closing adjustments. The Company recognized acquisition-related costs of 7 in selling, general and administrative expenses. The facility has an annual capacity of two million tonnes of HBI, a high-quality feedstock made through the direct reduction of iron ore which is used to produce high-quality steel grades in an EAF, but which can also be used in blast furnaces, resulting in lower coke consumption. HBI is a premium, compacted form of Direct Reduced Iron ("DRI") developed to overcome issues associated with shipping and handling DRI. voestalpine has retained a 20% interest in the plant with a corresponding offtake agreement with a initial ten-year term renewable as long as voestalpine retains any interest in ArcelorMittal Texas HBI. ArcelorMittal would own 100% of any future development of operations. The remaining balance of production will be delivered to third parties under existing supply contracts, and to ArcelorMittal facilities, including to AM/NS Calvert in Alabama, upon the commissioning of its 1.5 million tonne EAF. Pursuant to the purchase agreement, voestalpine's 20% interest is subject to a call option exercisable by ArcelorMittal upon termination of the offtake agreement or failure by voestalpine to purchase the offtake volume and a put option exercisable by voestalpine at the end of the fifth, tenth and fifteenth year subsequently to the acquisition date. The Company did not ascribe any value to the call option but recognized a 177 financial liability at amortized cost measured at the present value of the redemption amount of the written put option based on the lower of equity value increased by an annual contractual return and fair value. Following the recent closing of the transaction, the acquisition-date fair value of the identifiable assets and liabilities of ArcelorMittal Texas HBI has been determined on a provisional basis, in particular with respect to property, plant and equipment. The Company expects to complete its measurement during the second half of 2022.
On July 1, 2022, in the framework of its decarbonization strategy, the Company completed the acquisition of three subsidiaries from environmental services and recycling company ALBA International Recycling (ALBA Metall Süd Rhein-Main GmbH, ALBA Electronics Recycling GmbH and ALBA Metall Süd Franken GmbH) active in ferrous and non-ferrous metal recycling in Germany for total consideration of €90 million subject to certain closing adjustments. The Company expects to measure the acquisition-date fair value of the identifiable assets and liabilities of the three companies during the second half of 2022.
On July 28, 2022, ArcelorMittal announced it has signed an agreement with the shareholders of Companhia Siderúrgica do Pecém (‘CSP’) to acquire CSP for an enterprise value of approximately 2.2 billion. Transaction closing is subject to certain corporate and regulatory approvals, including CADE (Brazilian anti-trust) approval, which is expected by late 2022. CSP is a world-class operation, producing high-quality slab at a globally competitive cost. CSP’s state-of-the-art steel facility in the state of Ceará in northeast Brazil was commissioned in 2016 and produced its first slabs in June of that year. It operates a three million tonne capacity blast furnace and has access via conveyors to the Port of Pecém, a large scale, deep water port located 10 kilometers from the plant. CSP operates within Brazil’s first Export Processing Zone, and benefits from various tax incentives including a low corporate income tax rate.
Revenue and net income attributable to the equity holders of the parent of the Company for six months ended June 30, 2022 were 44,585 and 8,099, respectively, as though the acquisition date of JLM, ASL, CSM and ArcelorMittal Texas HBI had been as of January 1, 2022.

	JLM	ASL	CSM	ArcelorMittal Texas HBI
Current assets	10	11	68	269
Property, plant and equipment	10	14	16	763
Intangible assets	24	16	—	11
Other non-current assets	—	1	1	—
Total assets	44	42	85	1,043
Deferred tax liabilities	(8)	(6)	—	—
Other liabilities	(13)	(10)	(51)	(75)
Total liabilities	(21)	(16)	(51)	(75)
Net assets acquired	23	26	34	968
Consideration paid, net of cash acquired	43	39	7	806
Non-controlling interests	—	—	4	196
Fair value of previously held interests at acquisition date	—	—	20	—
Goodwill/(bargain purchase gain)	20	13	(3)	34